UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 3, 2022
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 ELEVATE CREDIT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37680	46-4714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4150 International Plaza, Suite 300
Fort Worth, Texas 76109
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code (817) 928-1500
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.0004 par value	ELVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operations and Financial Condition.
On May 4, 2022, Elevate Credit, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2022. The full text of the press release, along with the slide presentation to be used during the earnings call on May 4, 2022, are furnished herewith as Exhibits 99.1 and 99.2, respectively.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 3, 2022, the Board of Directors appointed Steven A. Trussell, age 50, as the Company's new Chief Financial Officer, effective May 10, 2022. Chad Bradford will remain with the Company in his previous position of Chief Accounting Officer. In connection with his appointment, Mr. Trussell will be entitled to an annual base salary of $440 thousand and be eligible for an annual bonus, with a target bonus of 70% of his base salary. Additionally, Mr. Trussell will receive three awards of restricted stock units with each grant having a grant date fair value of $500 thousand, which will be awarded in three annual installments. The first installment will be granted within 90 days, and the remaining two installments will be granted on March 15, 2023 and 2024, subject to his continued employment through the applicable grant date. These grants will vest at 25% of the units over a four-year graded vesting schedule. Furthermore, Mr. Trussell will be provided with a sign-on bonus not to exceed $100 thousand.
Mr. Trussell was previously employed with Discover Financial Services, where he served in multiple financial leadership positions over the past 17 years, culminating in Senior Vice President of Finance, Divisional Chief Financial Officer. Neither the Company, nor any of its subsidiaries have entered into any transactions with Mr. Trussell described in Item 404(a) of Regulation S-K. Mr. Trussell was not appointed pursuant to any arrangement or understanding between himself and any other person. There are no family relationships between Mr. Trussell and any director or executive officer of the Company.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated May 4, 2022
99.2	Presentation slides for earnings call on May 4, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elevate Credit, Inc.
Date:	May 4, 2022	By:	/s/ Chad Bradford
Chad Bradford
Interim Chief Financial Officer